Exhibit 10.4
ISO MASTER AGREEMENT — PROPERTY/CASUALTY INSURER
January 2005 Edition
Agreement made this       day of                , 200   between Insurance Services Office, Inc., with offices at 545 Washington Boulevard, Jersey City, New Jersey 07310-1686 on behalf of itself, its subsidiaries and affiliates (“ISO”®) and                 having offices at                 and all its affiliates and subsidiaries that provide property/casualty insurance, unless excluded on an attached Schedule A (collectively referred to herein as “Licensee”).
In consideration of the mutual covenants contained herein, the parties agree as follows:
1. DEFINITIONS:
a. “Agreement” means this agreement and all Exhibits, Annex(es) and Supplement(s).
b. “Confidential Information” means any non-public information of either party including but not limited to, agenda and minutes of ISO panels.
c. “Product” or “Products” means any and all works, materials, and data, distributed by ISO or by a third party licensor of ISO, in any form, format or media (including but not limited to paper, electronic media and all forms of electronic delivery) including but not limited to manuals, forms and endorsements, circulars, actuarial studies, loss costs, statistical plans, database outputs, data compilations and software, and their derivatives that are proprietary to and/or copyrighted or copyrightable by ISO or proprietary to and/or copyrighted or copyrightable by a third party licensor of ISO and lawfully licensed to ISO for distribution by ISO and are applicable to the services and jurisdictions for the lines of insurance or subdivisions thereof, as indicated in the Supplements.
d. “Supplements” means the Participation Supplement for each line of insurance (the “Participation Supplements”) and all Product Supplements attached to this Agreement and incorporated by reference herein.
e. “Territory” The states, jurisdictions or territories of the United States of America, as licensed herein.
2. PARTICIPATION:
a. To the extent indicated by Licensee on any Participation Supplement, Licensee agrees to participate with ISO as defined in ISO’s Certificate of Incorporation and By-laws and as set out in the Participation Supplements. Licensee agrees to abide by any rules or procedures duly adopted by the Board of Directors of ISO as they apply to ISO participation and this Agreement. Licensee will be promptly notified of and provided with any modifications or updates to said rules or procedures. Licensee acknowledges that it is not required to license or use any Product filed or issued by ISO, except as may be required by law or regulation, and Licensee shall not state or in any way suggest or represent to any entity that it is or has been required to do so.
b. By selecting participation for Statistical Agent Service in the Participation Supplement, Licensee agrees to report its statistical data to ISO in accordance with ISO’s applicable statistical plans, calls for statistics and related requirements. Licensee agrees that ISO has the right to use said data in developing loss costs and other products, provided that such use does not reveal Licensee’s individual information.
3. LICENSE:
Provided that Licensee:
a. has completed the appropriate Participation Supplement(s) and/or all applicable Product Supplement(s); and
b. continues to abide by the terms of this Agreement and the Supplements for the services, Territory and lines of insurance, or subdivisions thereof, pertaining to the Products licensed hereunder;
ISO grants to Licensee a non-exclusive, non-transferable license to use in the Territory the Products which are obtained directly from ISO, or from a third party licensed by ISO to distribute them to Licensee, solely for Licensee’s property/casualty insurance or reinsurance business. Licensee may copy or reproduce the Product(s) at its premises as permitted in Section 6 below, but may not use a third party to do so unless that third party is licensed by ISO to supply the Product(s) and Licensee has confirmed with ISO that the third party is, in fact, licensed to do so. Except as may be permitted under Sections 5. and 6. of this Agreement or under any Supplement to this Agreement, Licensee agrees to restrict access to all Products only to those employees of Licensee who have a need to use them solely for purposes of Licensee’s property/casualty insurance or reinsurance business (“authorized employees”). Access to some Products may be limited to certain employees or other authorized users as identified on the Product Supplement. Except as may be specifically permitted herein, neither Licensee, nor its employees, nor any users authorized by the Supplements, shall sell, transfer, distribute, publish, disclose, display or otherwise make the Product(s) or any of the information therein available, in whole or in part, to any other person or entity, without the express written consent of ISO.

For the sole purpose of verifying Licensee’s compliance with this Agreement, ISO may require, on at least ten (10) days prior notice, an examination and copying of any and all information, books of account, records, documents, operations and other materials under the control of the Licensee, and other related entities, which contain records of Licensee’s use of the Products in accordance with this Agreement. All such documents shall be kept available by Licensee for at least three (3) years after the period to which they relate. ISO may exercise this right once in any twelve (12) month period. The audit will be conducted by ISO or its authorized representatives.
In the event Licensee fails to satisfy any of the conditions specified above, ISO may immediately cease providing Products to Licensee and may terminate access to the Products and thereafter notify Licensee of same.
4. TERM AND TERMINATION:
This Agreement is effective on the date specified above and shall remain in force until terminated.
a. ISO may terminate this Agreement and/or any Supplement(s) as follows:
(1) if Licensee materially violates any term or condition of this Agreement or any Supplement(s) and fails to cure said violation within thirty (30) days following receipt of notice thereof from ISO. In such event, ISO may cease providing the Product(s) to Licensee unless and until Licensee cures said breach; or
(2) if Licensee defaults in the payment of any fee(s) due under this license with ten (10) days prior notice ; or
(3) if ISO makes a business decision to discontinue any Product(s) and/or the maintenance and support of any Product(s) licensed hereunder, provided, however, that ISO shall provide Licensee with at least ninety (90) days notice of any such discontinuance, and Licensee may continue to use the discontinued Product subject to the provisions of section 4.e. below; or
(4) if ISO makes a business decision to discontinue participation for any line of insurance, or subdivision thereof, Territory or service, provided, however, that ISO shall provide Licensee with at least one hundred eighty (180) days notice of any such discontinuance; or
(5) upon the effective date of legislation, regulation or judicial ruling or decision requiring ISO to discontinue participation for any line of insurance, or subdivision thereof, Territory or service, or discontinue providing any Product(s); or
(6)immediately if Licensee (i) terminates or suspends its business; (ii) becomes subject to any bankruptcy or insolvency proceeding under federal or state law; or (iii) becomes insolvent or becomes subject to direct control by a trustee, receiver or similar authority; or
(7) for any other reason, upon one hundred eighty (180) days written notice to Licensee.
b.	Licensee may terminate any Participation Supplement, or portion thereof, effective at the end of a calendar quarter by providing ISO with sixty (60) days written notice prior to end of the quarter.

c.	Licensee may terminate this agreement and any Product Supplement, or portion thereof:
(1) if ISO terminates or suspends its business; or
(2) if ISO becomes subject to any bankruptcy or insolvency proceeding under federal or state law; or
(3) if ISO becomes insolvent or becomes subject to direct control by a trustee, receiver or similar authority; or
(4) for any other reason, upon one hundred eighty (180) days written notice to ISO.
d. In the event of termination including expiration of this Agreement or any Supplements, ISO shall have the right to cease providing Products to Licensee and terminate Licensee’s access to Product(s), and Licensee shall immediately discontinue use of the Products, and at ISO’s option:
(1) return to ISO all applicable Products provided, including all manuals, associated documentation and any copies thereof; or
(2) destroy the applicable Products, including all manuals, associated documentation and any copies thereof; and
(3) certify in writing signed by an officer of Licensee that they have been so returned or destroyed.
e. ISO may, in certain circumstances and at its sole discretion, decide to permit Licensee to continue to use a Product during a transition period (specified below) after the termination of this Agreement in its entirety or a termination of that portion of this Agreement applicable to that Product. If Licensee requests such permission, and ISO agrees, then Licensee must:

(1) execute an ISO Transitional License; and
(2) pay all Transition License fees.
Licensee acknowledges and understands that during the transition period, which shall not exceed three (3) years, Licensee shall not be licensed to use any update to any terminated Product(s) nor shall Licensee receive any maintenance or other services related to the terminated Product(s). If Licensee executes a Transitional License, and pays the appropriate fees, Licensee shall not be required to return or destroy the Product(s), as required under section 4.d., until the expiration or termination of the Transition License.
f. Termination under this Section 4. shall not relieve Licensee of its obligations to ISO regarding participation for the period during which such participation existed or regarding property or copyright as specified in Sections 2., 9. and 10. In the event of termination as a result of Licensee’s breach of its obligations under this Agreement, Licensee shall continue to be obligated for any payments due up to the effective date of termination.
g. If the license to use any Product provided to Licensee electronically is terminated by ISO under Section 4.a.(1) or (2) or is terminated by Licensee, Licensee will be liable and charged for payment of all applicable termination charges related thereto.
h. Termination of this Agreement and/or any Supplement(s) shall be in addition to and not in lieu of any other remedies available to ISO.
5. RESTRICTION AGAINST TRANSFER OF CONFIDENTIAL INFORMATION: Licensee shall not disclose or release any ISO Confidential Information which is disclosed to Licensee either (i) in a writing or other tangible form or (ii) orally, to any third party except with ISO’s prior written consent, unless compelled to do so by legal process. In such case, Licensee shall give ISO reasonable and sufficient notice to allow ISO to take action to protect its confidential information and trade secrets. Licensee shall treat ISO Confidential Information in the same manner and with the same protections and safeguards as Licensee protects and safeguards its own confidential information and trade secrets.
a.	ISO agrees that statistical information provided by Licensee shall be considered Licensee’s confidential information, and ISO shall not release any such information to any third party without Licensee’s prior written consent, except to appropriate insurance regulators as part of provision of statistical services (if such services are requested by Licensee), unless compelled to do so by legal process.
b.	ISO and Licensee acknowledge that much, if not all, of the material and information which has or will come into their possession from the other party pursuant to this Agreement consists of confidential and proprietary information, nonpublic personal information or software of the disclosing party and its affiliates, agents, Licensees or third parties (“Confidential Information”). The party receiving such Confidential Information agrees to hold it in strictest confidence and agrees not to release or disclose such Confidential Information to any individual or entity, whether employee, subcontractor, or subcontractor employee, except that the receiving party may disclose such information to its employees who are necessarily involved in the performance of the recipient’s obligations hereunder and have agreed in writing to keep the information confidential to protect the disclosing party’s interests.
c.	The party receiving Confidential Information further agrees not to (i) use the Confidential Information for its own benefit or for the benefit of any third parties, other than for the performance of its obligations under this Agreement, and (ii) release or disclose the Confidential Information to any other entity, either during the term or after the termination of this Agreement. In the event of any breach of this confidentiality obligation or of the obligations relative to the rights to products and services pursuant to this Agreement, or any product developed or delivered in providing Services, the party receiving the Confidential Information acknowledges that the disclosing party may have no adequate remedy at law, since the harm caused by such a breach could not be easily measured and compensated for in the form of damages.
d.	The party receiving the Confidential Information shall be solely responsible for maintaining the security of such Confidential Information and for complying with all federal, state, provincial and local laws, regulations, or other requirements including the Gramm-Leach-Bliley Act of 1999, 15 U.S.C., Section 6801, as amended from time to time governing the privacy, confidentiality and non-disclosure of such information.
e.	The foregoing obligations shall not apply to any information which: a) is or becomes known publicly through no fault of the receiving party; or b) is acquired or learned by the receiving party from a third party entitled to disclose it; or c) is already known to the receiving party before receipt from the disclosing party as shown by the receiving party’s written records; or d) is independently developed by the receiving party, as shown by the receiving party’s written records; or e) must be disclosed by operation of law.
f.	The foregoing obligations of each party shall survive the termination or expiration of this agreement.
6. RESTRICTION AGAINST COPYING OR REDISTRIBUTING THE PRODUCT(S): Except as otherwise provided in this Agreement, the Product(s) licensed hereunder may not be copied, reproduced, redistributed, sold, filed or used in any manner, without the written permission of ISO or, if the Product or the portion thereof to be copied, distributed or used is proprietary to a third party, the permission of that third party. Licensee must receive ISO’s written permission prior to making a Product(s) available in electronic format including but not limited to via the Internet, extranet, local area network, wide area network or similar technology and Licensee agrees to pay any associated fees.
Subject to the above and any additional limitations identified below or in the Supplement(s), permission is hereby granted to reproduce and redistribute copies and extracts of the Products and the information therein:
a. in any format, to Licensee’s authorized employees;
b. in paper format only to Licensee’s insurance agents and insureds, solely for use in conjunction with specific policies quoted and/or underwritten by Licensee;
c. in paper format only, to attorneys, independent claims adjusters, loss control consultants and premium auditors, solely for use in conjunction with work being performed on Licensee’s behalf;
d. to all other consultants, vendors and other third parties, so long as the consultants, vendors and third parties are licensed by ISO to use the Product solely to provide a product or service to Licensee;
e. in any format, for the sole purpose of making a filing with insurance regulators, and related regulatory matters.
Licensee agrees to comply with ISO’s security requirements associated with such availability of Products. Licensee also agrees to reproduce ISO’s copyright notice, or any applicable third party’s copyright notice, in any permitted copies, modifications or partial copies of the
Product(s) that Licensee makes.
To the extent Licensee wishes to distribute the Product(s), in whole or in part to any entity not specifically listed in sections 6.a. through 6.e. above, Licensee must receive ISO’s prior written permission. ISO may require Licensee to comply with specific security requirements and/or pay additional fees as a condition of such permission.
Licensee agrees that, to the extent it modifies any Product(s), it is solely responsible for ensuring that, if required, the modified Product(s) is approved by applicable insurance regulators for Licensee’s use. Licensee further acknowledges that ISO is not required to provide services or assistance with respect to modified Products, and that, if ISO agrees to provide such services or assistance, Licensee may be required to pay consulting fees to ISO.
7. FEES:
Licensee agrees to pay ISO the following fees:
a. Participation Service Fees: Licensee agrees to pay ISO all fees invoiced for participation with ISO, applicable to the services, Territories and lines of insurance or subdivisions thereof for which Licensee’s ISO participation applies, as indicated in the Participation Supplement(s), according to the policies and procedures set forth in the then-current edition of ISO’s “Participation Billing” booklet.
b. Product Fees: Licensee agrees to pay ISO all fees invoiced for Products within thirty (30) days of receipt of the invoice. Fees are nonrefundable unless otherwise indicated in writing. The fee for the initial term for each Product licensed after the effective date of this Agreement is indicated on the applicable Product Supplement. ISO reserves the right to amend the fees due on prior notice to Licensee. Licensee shall have thirty (30) days from the date of any renewal notice or notice of a change in fees to advise ISO in writing of its intent to make adjustments in its order for the Product(s).
Licensee shall be responsible for payment of fees for all participation services and Products licensed, regardless of whether Licensee actually uses any or all such Products or services. ISO reserves the right to amend the fees due on prior notice to Licensee. Except for taxes based on ISO’s income, Licensee shall be responsible for payment to ISO of all federal, state and local sales, excise, use or similar taxes in connection with Licensee’s licensing or use of the Product(s) licensed hereunder. Licensee shall pay ISO interest on all charges not paid within thirty (30) days at the rate of one percent (1%) per month or the maximum interest permitted by law, whichever is less.
If ISO terminates the Agreement, in whole or part, pursuant to Sections 4.a. (1) or (2) above, ISO will reinstate distribution of and/or access to Product(s) only after Licensee pays all outstanding charges, including any interest and administrative costs that ISO may impose, and all charges incurred by ISO in disconnecting and reconnecting Licensee access to the Product(s), if applicable.
c. For any Product(s) which will be provided to Licensee electronically, Licensee, at Licensee’s expense must: (i) provide all necessary Licensee equipment and appropriate interfacing devices; and (ii) pay for all costs to connect to an ISO-provided connect point or designated node, if necessary.
8. SECURITY REQUIREMENTS:
a. Licensee agrees to comply with the following security requirements for any Products licensed hereunder.

b. Licensee agrees that it will not attempt to circumvent any security measures contained within or associated with any Product licensed hereunder. Licensee shall not attempt to decompile, reverse engineer, or otherwise disassemble or obtain the source code of any Product provided hereunder.
c. To the extent a Product licensed hereunder is accessed electronically Third-party software, sometimes called “spyware”, can infect a user’s computer and capture data without permission. ISO is not responsible if any confidential data of Licensee or its agents is compromised in this manner. In order to protect its own data, ISO reserves the right, without prior notice, to suspend access to any ISO web application by any user or agent whose computer is infected in this manner until the infection is removed. ISO will make reasonable efforts to notify the Licensee beforehand, but circumstances may require prompt action.
d. Passwords. For those Products designated on the Supplement(s) as requiring a password, ISO will assign unique sign-on IDs and passwords, and Licensee and its employees shall only access the Product(s) through use of the assigned sign-on IDs and passwords, which must be kept confidential. Each ID will be for the personal use of a single employee only. Licensee shall not distribute or divulge a valid sign-on ID and/or password to anyone except to its employees, unless otherwise permitted in the Supplement(s) or in a separate writing by ISO. Licensee is responsible for all charges as described in the Supplement(s) as they relate to the use and activity charged to Licensee’s sign-on IDs. ISO retains the right to change any sign-on ID and/or password at its discretion and notify Licensee sufficiently in advance so as not to interfere with Licensee’s authorized continuous use of the Product(s). ISO also agrees to promptly change the password upon Licensee’s request. Access to products which require a password must be discontinued simultaneously: (i) for any employee, with the end of that employee’s employment with Licensee; and (ii) for any other user authorized by the Supplement(s), or otherwise authorized by ISO in writing, with the end of that user’s relationship with Licensee. Licensee shall be liable, and indemnify ISO, for all fees and all loss or damage caused by or resulting from the continued use of Licensee sign-on ID(s) and password(s) by terminated employees or unauthorized users.
9. ACKNOWLEDGEMENT OF ISO INTELLECTUAL PROPERTY: Licensee acknowledges that ISO claims ownership of and a copyright in the Products and shall not contest or dispute, and waives any defense concerning, any valid ownership or copyright claim made by ISO in the Products. ISO is the owner or authorized licensee of all proprietary information contained in the Products and has the right to grant Licensee the license to use the Products in accordance with this Agreement without violating any law, rule or regulation. Licensee agrees not to take any action that would in any way impair, jeopardize, be inconsistent with, or violate ISO’s ownership of the Product(s) or any valid ISO copyright. ISO’s claims of copyright relate to all Products provided to Licensee pursuant to this Agreement, unless it is stated in the Supplement(s), or on the Product itself, that a Product is copyrighted by or proprietary to a third party. All applicable rights to patents, copyrights, trademarks and trade secrets in the Products, and any modifications made to the Products, and in the information therein, shall remain in ISO or the applicable third party. Licensee agrees that such third parties are third-party beneficiaries of this Agreement and are entitled to enforce their rights hereunder against Licensee. Nothing in this Agreement shall be construed as granting to Licensee any right, title or interest in or to any patent, trademark, copyright or other right of ISO or the applicable third party. Licensee warrants and represents that it will take all reasonable steps necessary to protect and preserve the Product(s) and the interests and rights of ISO and any applicable third parties therein, including appropriate action by instruction or agreement with its employees or other authorized users permitted access to the Products.
10. REQUIRED COPYRIGHT NOTICE:
a. If Product(s) are reprinted, copied or otherwise used in full, copies must reflect the copyright notice actually shown on the Product(s).
b. If Product(s) are reprinted, copied or otherwise used in part, the following legend must appear at the bottom of each page so used:
“Includes copyrighted material of Insurance Services Office, Inc. with its permission.” If the material to be reprinted, copied or otherwise used is copyrighted by a third party, Licensee must obtain permission of the copyright owner to so use the material, and abide by any requirements set forth by the third party.
11. LIMITATION ON WARRANTIES; NO LIABILITIES: OTHER THAN THOSE REPRESENTATIONS OR WARRANTIES SPECIFICALLY SET FORTH HEREIN, ISO MAKES NO REPRESENTATIONS, COVENANTS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR IN RESPECT OF ANY WARRANTY ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE. IF THE FOREGOING LIMITATION IS HELD TO BE UNENFORCEABLE, ISO’S LIABILITY SHALL NOT EXCEED THE AMOUNT PAID TO ISO FOR THE LICENSE TO USE THE PRODUCT DURING THE TWELVE MONTH PERIOD PRECEDING THE RESPECTIVE EVENT(S) GIVING RISE TO SUCH LIABILITY OR OBLIGATION, AND SHALL NOT INCLUDE ANY PARTICIPATION FEES PAID TO ISO. FOR ALL PRODUCTS WHERE LICENSEE PAYS FOR THE PRODUCT ON A TRANSACTION BASIS, ISO’S LIABILITY SHALL BE LIMITED TO THE AMOUNT PAID FOR THE SPECIFIC TRANSACTION GIVING RISE TO SUCH LIABILITY OR OBLIGATION. THE INFORMATION INCLUDED IN THE PRODUCT(S) MAY BE STATISTICAL SAMPLES AND/OR ACTUARIAL CALCULATIONS, AND ISO MAKES NO WARRANTIES OR

REPRESENTATIONS, EITHER EXPRESS OR IMPLIED, THAT THE PRODUCTS WILL ACCURATELY REFLECT, PREDICT OR RESEMBLE EXPERIENCE FOR THE ENTIRE INSURANCE INDUSTRY OR ANY INSURER(S). ALL ISO SERVICES AND PRODUCTS ARE ADVISORY AND ARE PROVIDED AS IS. ISO DOES NOT WARRANT THE COMPLETENESS, ACCURACY OR CURRENCY OF THE PRODUCT OR THE INFORMATION CONTAINED THEREIN. ISO SHALL HAVE NO LIABILITY FOR CONCLUSIONS THAT MAY BE REACHED BY THE LICENSEE.
Except as provided herein, neither ISO, its directors, officers, employees, agents, or participants shall be liable to Licensee, nor to anyone else, for any loss or damage of any kind and however caused, including without limitation, any special, incidental, indirect, consequential or exemplary damages, losses or expenses, including, without limitation, lost profits, failure to realize expected savings or any other commercial or economic loss of any kind resulting from Licensee’s use of the Product(s). Licensee agrees to indemnify and hold ISO harmless from and against any loss, damage, claim, suit or expense, including reasonable attorney’s fees, arising out of or relating to the improper use of the Product(s) by Licensee. With respect to Product(s) provided to Licensee electronically, ISO does not warrant that access will be available during all scheduled hours of operation. ISO represents it will use best efforts to correct any ISO system malfunction causing any unavailability in a timely manner. Oral statements do not constitute warranties, shall not be relied upon by Licensee, and are not part of this Agreement.
12. INDEMNIFICATION BY ISO: Licensee shall notify ISO promptly of any claim that any Product, or Licensee’s use of any Product, is improper or illegal or violates the rights of any third party. ISO agrees to defend, indemnify and hold Licensee harmless from and against any loss, cost, expense, damage or liability resulting from any claim or suit brought against Licensee based on an allegation that a Product, when properly used as permitted herein, infringes any United States copyright, trademark, patent or other intellectual property right, provided that Licensee, within fifteen (15) days of receipt of notice of any such alleged infringement, notifies ISO of such allegation in writing. ISO shall have the sole right to conduct the defense of any such claim or suit and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing by the parties hereto. In the event that Licensee’s use of any Product is held to constitute an infringement and use of that Product is permanently enjoined, ISO shall, at its option and expense, either:
a. procure for Licensee the right to continue using such Product; or
b. modify such Product to become non-infringing; or
c. replace such Product with an equally suitable, compatible and functionally equivalent non-infringing product; or if the foregoing is unavailable
d. grant Licensee a pro-rata refund of the charges paid for such Product provided that prior to paying such refund Licensee returns such Product and all copies and partial copies thereof to ISO.
Should Licensee learn of the infringement of any Product(s) licensed under this Agreement, Licensee shall promptly advise ISO in writing, providing ISO with any available evidence of infringement. In any such infringement suit as ISO may determine to institute to enforce its intellectual property rights, Licensee shall, at the request and expense of ISO, cooperate with ISO in all reasonable respects, including having its employees with relevant information provide such information to ISO and testify when requested by ISO and make available to ISO any relevant records, papers, information and the like.
13. PROPER NOTICE: Unless otherwise provided in this Agreement, all notices, directions, instructions, orders, requests, demands, acknowledgments and other communications required or permitted to be given hereunder shall be in writing, addressed to the parties at their respective addresses set forth at the beginning of this Agreement or to such other addresses as one party may furnish in writing to the other, and shall be deemed properly given or made when:
a. delivered personally;
b. made or given by prepaid telex, telegraph, facsimile or telecopy; or
c. received by first class mail, postage prepaid, or upon the expiration of three (3) days after any such notice, direction, instruction, order, request, demand, acknowledgment or other communication is deposited in the United States mail for transmission by first class mail, postage prepaid, whichever shall occur first.
14. SURVIVAL OF TERMS: The terms and conditions of Sections 4 through 7 and 9 through 16 shall survive the termination of this Agreement.
15. CHOICE OF LAW AND EXCLUSIVE JURISDICTION AND VENUE FOR ADJUDICATING ANY DISPUTE: This Agreement shall be governed by and construed in accordance with the laws of the State of New York as an agreement made and wholly performed therein. Any litigation, action, or proceeding arising out of any dispute concerning or otherwise attempting to enforce, interpret, or remedy any breach of this Agreement shall be brought only in a court of competent jurisdiction (whether federal or state) sitting within the State and County of New York. The parties irrevocably and unconditionally (a) submit to personal jurisdiction in the State of New York and consent to venue in the County of New York with respect to any such action, (b) waive any objection to the jurisdiction and venue in the State and County of New York, and (c) agree not to plead or claim in any such court that any such suit, action or proceeding has been brought in an inconvenient forum.
16. COUNTERPARTS. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.
17. GENERAL: This Agreement, and the Annexes and Supplement(s), contains the entire agreement of the parties, shall prevail over and supersedes all previous written and oral agreements or terms and conditions of any purchase order, acknowledgement form, or other instrument, or any promotional, marketing, or advertising materials (including without limitation any memorandums of understanding and written proposals) with respect to the subject matter hereof. This Agreement, and the Annexes and Supplements, may be changed or modified only in a writing signed by both parties. If any provision of this Agreement is determined to be invalid under any applicable statute or rule of law, it is, to the extent invalid, deemed to be omitted and the remaining provisions of the Agreement shall continue in full force and effect. The failure or delay of either party to insist upon the performance of any of the terms of this Agreement in any one or more instances will not be construed as a waiver or relinquishment of the future performance of any such term, and the obligation of the parties with respect to any such future performance will continue in full force and effect. This Agreement inures to the benefit of and is binding upon the successors and assigns of ISO and may be assigned by ISO to any of its subsidiaries, affiliates, or related companies. It likewise inures to the benefit of Licensee, but no interest herein shall be transferred or assigned in any manner by Licensee.
This contract is not valid against ISO unless and until executed by the appropriate ISO officer or authorized representative at the appropriate ISO home office.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their authorized representatives as of the day and year first written above.

INSURANCE SERVICES OFFICE, INC.
on behalf of itself, its subsidiaries and affiliates (Licensee)	on behalf of itself, its subsidiaries and affiliates (ISO)

Signed:	Signed:

Name:	Name:

Title:	Title:

Date:	Date:
January 2005 Master Agreement — Property Casualty Insurers.doc

Participation Supplement
Line of Insurance Original or Revision Orginal Participation for This Line of insurance
Deletion Revised Participation (or this Line of Insurance COMMERCIAL AUTOMOBILE code 50 orDeletlon DelellonollhlsUne0,^^ Rutes Forms Effective Date
MonthDayYear I \ Type of State Filing \ Participation \ Services \ Authorization \ \ |cmcM|i»r«nm
01 02 03 04 05 06 07 08 09 Alabama 01 Alaska 54
Arizona 02 i Arkansas 03
California 04
Colorado OS ___•i — n Connecticut 06 ‘ 7
Delaware 07 S Dist. of Col. 08 g Flolida 09 7 » Georgia 10 § Idaho 11 § Illinois 12
Indiana 13 •| Iowa 14 & Kansas 15 7
Kentucky 16 s Louisiana 17 § Maine 1 8 1
Maryland 19 o Michigan 21 ^ Minnesota 22 s Mississippi 23 3
Missouri 24 1
Montana 25 i Nebraska 26 1
Nevada 27 mm s New Hampshire 28
New Jersey 29
New Mexico 30
New York’ 31
North Carolina” 32 North Dakota 33
Ohio 34
Oklahoma 35
Oregon 38
Pennsylvania 37
Puerto Rico 58
Rhode Island 38
South Carolina 39
South Dakota 40
Tennessee 41
Texas 42 mm t Utah 43
Vermont 44
Virginia 45
Washington 46
West Virginia 47
Wisconsin 48
_ Wyoming 49 Virgin Islands 60 Guam 61
Please complete a separate form lor Texas Statistical Agent Service. FA lor New York rules Is applicable to classlllcation and territories only.
Note: In certain states, services may be limited by law. Rating Information Services correspond to loss/cost and rules services.

Participation Supplement
Revised Participation (or this Line of Insurance COMMERCIAL AUTOMOBILE code 010
PBRSOlSrAL AUTOMOBILE I n I | or Deletion Revised Participation lor this Line of Insurance
(L T AT3TT PTTV jfco T3TTVQTnAT T» A TUT AntT\w 1 U WCKUIUH (. L ilAPJLUJJ. I PC Jrxl I BIOJiJ-i lJ.flJVLeHj.CiJ CODEI I II O Deletion ol this Una of Insurance r~~| I r~| I r~~| ILine Services Rules Forms Effective Date I I I I II I i—i i—i
Month Day Year I | | .................................... |
~S.CONT\Typeof\ State \ Filing \ \\ <j> \ \ Participation \ Services \ Authorization \ \ \ \ \ \ MiaeM Pi,r il.lal .. \ ........................... \ \ % \ \
\v\M
\ \A\v\
Alaska 54 u u U Arizona 02 :* 4 Arkansas 03 mm 8’ V California 04 mm ^ a 1 $ mm Colorado OS •1 mm & Connecticut 08 « w x Delaware 07 i 1
Dist. ol Col. 08 § Florida 09 mm d- 1 IT Georgia 1 0 I § % D) Idaho 11 8
Illinois 12 mm § i Indiana 13 <? •g 5
Iowa 14 a a g. Kansas 15 sr 7
Kentucky 16 I 1 1.
Louisiana 17 0 0 S Maine 18 I «• $ Maryland 19 5 n o Michigan 21 o- Minnesota 22 1 s 8
Mississippi 23 0 s 0
Missouri 24 p % Montana 25 §: 3; Nebraska 28 •a f 1
Nevada 27 s 3 ? New Hampshire 28
New Jersey 29
New Mexico 30 .
New York 31
North Dakota 33
Ohio 34
Oklahoma 35
Oregon 36
Pennsylvania 37
Puerto Rico 58
Rhode Island 38
South Carolina 39
South Dakota 40
Tennessee 41
Texas 42 mm mm •• Utah 43
Vermont 44
Virginia 45
Washington 46
West Virginia 47
Wisconsin 48
Wyoming 49 ___ Virgin Islands 60 mm mm ... •• •• Guam 61 ^M •I I mm •i mm

Participation Supplement
Revised Participation (or this Line of Insurance COMMERCIAL AUTOMOBILE code 060
r\ & r\ nr DalAttnn Q Revised Participation (or this Une of Insurance
BOILER & MACHINERY ^ |0|6|0| orPeletlon dd^o..^^..^ I I I I I I I I I &nb sp;Line Services Rules Forms Effective Date I I I I I I I I ; I j—1 i—i
TVp«of ^ State \ Filing V\\ \ Participation \ Services \ Authorization \\\ \ |oh^Xlp«ftl.li| \ ..... \\\
___01 02 03 04 05 V 06 ] 07 ~ OB 09 Month Day Year | ............... | | ............... | | | | | | | Alabama 01 I I Alaska 54 1 Arizona 02 Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Olst. of Col. 08 Florida 09 Georgia 10
Idaho 1 1
Illinois 12
Indiana 13
Iowa 1 4 1
Kansas 15
Kentucky 16
Louisiana 1 7 Maine 18
Maryland 19
Massachusetts 20
Michigan 21
Minnesota 22
Mississippi 23
Missouri 24
Montana 25
Nebraska 26 — Nevada 27
New Hampshire 28
New Jersey 29 1
New Mexico 30
New York’ 31
North Carolina 32
North Dakota 33
Ohio 34
Oklahoma 35 1
Oregon 36 H= Pennsylvania 37
Puerto Rico 58
Rhode Island 38 |
South Carolina 39
South Dakota 40 1
Tennessee 41 M M n:
Texas 42
Uteh 43
Vermont 44
Virginia 45
Washington 48
West Virginia 47
Wisconsin 48 Hi • Wyomins 49 • Virgin Islands 50
Guam 51
Please complele a separate lorm lor Texas Statistical Agent Service. ‘FA lor New York rules is applicable to classification and territories only.
Note: In certain states, services may be limited by law. Rating information Services correspond to loss/cost and rules services.

Participation Supplement

Line of Insurance		Original or Revision or Deletion	
BUSINESSOWNERS	CODE 2 9 0		☐ Original Participation for this Line of Insurance ☐ Revised Participation for this Line of Insurance ☐ Deletion of this Line of Insurance
Effective Date	Month / Day / Year	Line Services	Rules ☐ Forms ☐

States		Type of Participation (check 1 per state)			State Services		Filing Authorization			
		Member	Subscriber	Service Purchaser	Rating Information	Forms	Rules	Forms	Statistical Agent Service	Actuarial Service
		01	02	03	04	05	06	07	08	09
Alabama	01									☐ This service is available on a countrywide basis only. Check box to participate.
Alaska	54									
Arizona	02									
Arkansas	03									
California	04									
Colorado	05									
Connecticut	06									
Delaware	07									
Dist. of Col.	08									
Florida	09									
Georgia	10									
Hawaii	52									
Idaho	11									
Illinois	12									
Indiana	13									
Iowa	14									
Kansas	15									
Kentucky	18									
Louisiana	17									
Maine	18									
Maryland	19									
Massachusetts	20									
Michigan	21									
Minnesota	22									
Mississippi	23									
Missouri	24									
Montana	25									
Nebraska	28									
Nevada	27									
New Hampshire	28									
New Jersey	29									
New Mexico	30									
New York*	31									
North Carolina	32									
North Dakota	33									
Ohio	34									
Oklahoma	35									
Oregon	38									
Pennsylvania	37									
Puerto Rico	58									
Rhode Island	38									
South Carolina	39									
South Dakota	40									
Tennessee	41									
Texas	42									
Utah	43									
Vermont	44									
Virginia	45									
Washington	46									
West Virginia	47									
Wisconsin	48									
Wyoming	49									
Virgin Islands	60									
Guam	61

Participation Supplement
Revised Participation (or this Line of Insurance COMMERCIAL AUTOMOBILE code 290 ILine Services Rules Forms Effective Date
Month Day Year I | | ................. |
~S.CONT\ Type of\ State \ Filing \ \ Participation \ Services \ Authorization \ la»oHu.r«UI«| .. \ \ .......
01 02 03 04 05 06 07 | OB | O9 | Alabama 01 Alaska 54 • Arizona 02 Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawaii 52 Idaho 1 1 Illinois 12 Indiana 13 Iowa 1 4 Kansas 15 Kentucky 16 Louisiana 1 7 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 26 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York’ 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsylvania 37 Puerto Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 48 West Virginia 47 Wisconsin 48
Wyoming 49 Virgin Islands 50
Guam 61
Note: In certain states, services may be limited by law.
·FA for New York rules Is applicable to and territories only.

Participation Agreement Supplement
Line of Insurance COMMERCIAL PACKAGE POLICY CODE 360 Original Or Revision °“Orginal[l] Participation lor this Line of Insurance or Deletion Revlsed Participation for this Line of Insurance Deletion of this Line of Insurance
Effective Date Line Services Rules Forms
Month Dey Year
\ Participation \ State Sen/Ices \ \ Filing \ \ Authorization \ \ \ (check 1 per ) \
01 02 03 04 05 06 07 | OB | O9 | Alabama 01 •••• Alaska 54 • Arizona 02 Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawaii 52 Idaho 1 1 Illinois 12 Indiana 13 Iowa 1 4 Kansas 15 Kentucky 16 Louisiana 1 7 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 26 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York’ 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsylvania 37 Puerto Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 48 West Virginia 47 Wisconsin 48
Wyoming 49 Virgin Islands 50
Guam 51
Please complete a separate form for Texas Statistical Agent Service.
Note: In certain states, services may be limited by law.
·FA for New York rules is applicable to classification and territories only.
Participation Agreement Supplement
Line of Insurance COMMERCIAL PACKAGE POLICY CODE 360 Original Or Revision °“Orginal[l] Participation lor this Line of Insurance or Deletion Revlsed Participation for this Line of Insurance Deletion of this Line of Insurance

Participation Supplement Original Or Revision Original Participation for this Line of Insurance Or Deletion Line of Insurance Revlsed Participation lor this Une of CRIME & FIDELITY CODE Insurance O Deletion of this Line of Insurance 0 7 0
Effective Date Line Services Rules Forms
Monih Day Year
articipation State \ Filing \ \ \ Authorization \ \ \ Services chtek 1 per state —— —— —
States A\A \for for \
\ \ 01 02 03 04 55 06 | 07 OB 09
— — — — —— —— — — — Alabama 01 This service — Alaska 54 1
—— -
Arizona 02 i • — Arkansas 03
— California 04
— Colorado 05
— Connecticut 08 u m D” S i D S ye 8
! 1 — Delaware 07
— Dist. of Col. 08
— Florida 09
— Georgia 1 0 — Idaho 1 1 4
— Illinois 12
— Indiana 13
— Iowa 14
— Kansas 1 5 — Kentucky 16
— Louisiana 1 7 — Maine 18
— Maryland 19
— Massachusetts 20
— Michigan 21
— Minnesota 22
— Mississippi 23
— Missouri 24
— Montana 25
— Nebraska 26
— Nevada 27
— New Hampshire 28
— New Jersey 29
— New Mexico 30
— New York” 31
— North Carolina 32
— North Dakota 33
— Ohio 34
— Oklahoma 35
— Oregon 36 — — Pennsylvania 37
— Puerto Rico 58
— Rhode Island 38
— South Carolina 39
— South Dakota 40
— Tennessee 41 I — Texas 42
— Utah 43
— Vermont 44
— Virginia 45
— Washington 46
— West Virginia 47
— Wisconsin 48
— Wyoming 49 • ^mm — Virgin Islands 50
— Guam 51
— t Please complete a separate from lor Texas Statistical Agent Service. *FA lor New York rules Is applicable to classification and territories only. Note: In certain states, services may be limited by law. Rating Information Services correspond to loss/cost and rules services. Rev. 1/2007

Participation Supplement Original or Revision O Original Participation lor this Line of Insurance Or Deletion n Revised Line of Insurance Participation for this Une ol Insurance n Deletion of this EMPLOmiKT-RELATED PRACTICES LIABILITY DOE Lins of Insurance 3 g 0 — —— — Effective Date Line Services Rules Forms —
Month Day Year —— —
\ Participation \ State \ Services Flling (chek 1 per state) Authorization \ \ \ \ —— —— —
States v\\\\ 01 02 03 04 05 | 06 I 07 08 09
— — — — —— —— — — — Ajabama 01 1
—— -
Alaska 54
— Arizona 02 4
— Arkansas 03 • — California 04
— Colorado 05
— Connecticut 06
— Delaware; 07
— Dist. of Col. 08
— Florida 09
— Georgia 10
— Idaho 11 i 4
— Illinois 12
— Indiana 13
— Iowa 14
— Kansas 15
— Kentucky 18
— Louisiana 17
— Maine 18
— Maryland 19
— Massachusetts 20
— Michigan 21
— Minnesota 22
— Mississippi 23
— Missouri 24
— Montana 25
— Nebraska 26 -= — Nevada 27
— New Hampshire 28
— New Jersey 29
— New Mexico 30
— New York* 31
— North Caollna 32
— North Dakota 33
— Ohio 34
— Oklahoma 35
— Dragon 36
— Pennsylvania 37
— Puerto Rico 58
— Rhode Island 38
— South Carolina 39
— South Dakota 40
— Tennessee 41 I Mi ^ — Texas 42
— Utah 43
— Vermont 44
— Virginia 45
— Washington 46
— West Virginia 47
— Wisconsin 48
— Wyoming 49
— Virgin Islands 50
— Guam 51
—

Participation Supplement — Original or Revision D Original Participation for this Line of Insurance Or Deletion ^ Revvisedl Line of Insurance Participation lor this Line of Insurance O Deletion of this Line of FARM noriF Insurance 0 8 0 — —— — Effective Date Line Services Rules Forms —
Worth Day Year —— —
Participation State \ Services Filing \ \ \ Authorization \ \ \ \ (check 1 per stae) —— —— —
States A \\\\\ — — 01 02 03 04 05 | OS I 07 08 09 Rev. 1/2005 — — — —— —— —— — —— — Alabama 01
— Alaska 54
— Arizona 03 i • — Arkansas 03
— California 04
— Colorado OS — Connecticut 08
— Delaware 07
— Florida 09
— Georgia 10
— Idaho 1 1 4 — Illinois 12
— Indiana 13
— Iowa 14
— Kansas 15
— Kentucky 16
— Louisiana 17
— Maine 18
— Maryiand 19
— Massachusetts 20
— Michigan 21
— Minnesota 22
— Mississippi 23
— Missouri 24
— Montana 25
— Nebraska 26
— Nevada 27
— New Hampshire 28
— New Jersey 29
— New Mexico 30
— New York” 31
— North Carolina 32
— North Dakota 33
— Ohio 34
— Oklahoma 35
— Oregon 38
— Pennsylvania 37
— Puerto Rico 58
— Rhode Island 38
— South Carolina 39
— South Dakota 40
— Tennessee 41 - HZ — Texas 42
— Utah 43
— Vermont 44 I I —— —
Virginia 45
— Washington 46
— West Virginia 47 — I i —— — —
Wisconsin 48 m • — Wyomina 49 • — Virgin Islands 50
— Guam 51 I — Note: In certain states, services may be limited by law. Rating Information Services correspond to loss/cost and rules services. *FA for New York rules is applicable to classification and territories only.

Participation Supplement — Original or Revision Q Ori9inal participation for this Line of Insurance Or Deletion Line of Insurance Revised Participation for this Line of Insurance O GENERAL LIABILITY 0 ODE Delation ol this Une ol Insurance 1 0 0 —— — Effective Date Line Services Rules Forms —
Month Day Year — \ Participation \ (check 1 per state) V State \ Filing \ \ \ Services Authorization \ \ \ —— —
Stales \ A — 01 02 03 04 06 | 06 07 OB 09
—— —— —— — —— — — — — D 1 en ES’ D ffl § fi> 1 & o 1 8 s 8 | Alabama 01 I I —— -
Alaska 54
— Arizona 02 • I — Arkansas 03
— California 04
— Colorado 05
— Connecticut 06
— Delaware 07
— Dist. of Col. 08
— Florida 09
— Georgia 10 = = — Hawaii 52
— Idaho 11
— Illinois 12
— Indiana 13
— Iowa 14
— Kansas 15
— Kentucky 16
— Louisiana 1 7 — Maine 18
— Maryland 19
— Massachusetts 20
— Michigan 21
— Minnesota 22
— Mississippi 23
— Missouri 24
— Montana 25
— Nebraska 26
— Nevada 27
— New Hampshire 28
— New Jersey 29 I —— -
New Mexico 30 | | —— —
New York* 31
— North Carolina 32
— North Dakota 33
— Ohio 34
— Oklahoma 35
— Oregon 36
— Pennsylvania 37
— Puerto Rico 58
— Rhode Island 38
— South Carolina 39
— South Dakota 40
— Tennessee 41
— Texas 42
— Utah 43
— Vermont 44
— Virginia 45
— Washington 48
— West Virginia 47
— Wisconsin 48
— Wyoming 49
— Virgin Islands 50
— Guam 51
— Please complete a separate form for Texas Statistical Agent Service. ‘FA (or New York rules Is applicable to classification and territories only. Note: In certain states, services may be limited by law. Rating Information Services correspond to loss/cost and rules services. Rev. 1/2007

Participation Supplement } —
Line of Insurance Original or Revision D °"<*ml [p]«rtlc|pa*” *» ins ur » of insurance GLASS Or Deletion ^ Revised Participation for this Line of Insurance D Deletion of this Line of Insurance cooe GLUE —
Line Services Rules Forms Effective Date D D - Month Day Year — k Rev.
Participation \ foteek 1 Stalo \ Filing ‘ \ \\\ ptr *Mo) \ Services \ Authorization —— —— —
\\\ \\\\\ \ w \WA s*»t»« V A. MvA\V A\\\\\\ —— —— —
1 01 I 02 \ 03 [ 04 J W. } 09 07 1 08 1 08 | 11 1 10 —— —— —
Alabama 01 I I —— -
Alaska 54
— Arizona 02 • I — Arkansas 03
— California 04
— Colorado 05
— Connecticut 06
— Delaware 07
— Dist. of Col. 08
— Florida 09
— Georgia 10 = = — Hawaii 52
— Idaho 11
— Illinois 12
— Indiana 13
— Iowa 14
— Kansas 15
— Kentucky 16
— Louisiana 1 7 — Maine 18
— Maryland 19
— Massachusetts 20
— Michigan 21
— Minnesota 22
— Mississippi 23
— Missouri 24
— Montana 25
— Nebraska 26
— Nevada 27
— New Hampshire 28
— New Jersey 29 I —— -
New Mexico 30 | | —— —
New York* 31
— North Carolina 32
— North Dakota 33
— Ohio 34
— Oklahoma 35
— Oregon 36
— Pennsylvania 37
— Puerto Rico 58
— Rhode Island 38
— South Carolina 39
— South Dakota 40
— Tennessee 41
— Texas 42
— Utah 43
— Vermont 44
— Virginia 45
— Washington 48
— West Virginia 47
— Wisconsin 48
— Wyoming 49
— Virgin Islands 50
— Guam 51
— t Please complete a separate form for Texas Statistical Agent Service. Note: In certain states, services may be limited by law.

Participation Supplement —
Participation for this Una of Insurance Or Deletion ^ Revlsed Participation for this Una of Line of Insurance COMMERCIAL INLAUD MARINE ^ Insurance D Deletion of this Line of Insurance 1 2 0
- — — Effective Date Line Services Rules Forms n n — Month Day Year —— —
lypeof \ Participation State \ Services \ Filing \ V \ Aulhorlzatlon \ \ \ \ lohtcklpirilllo) ‘ —— —— —
States \ \ V \\v v \\ •* ‘ \\\ £ \\v \\ Yw\ \\\\\\\\\ -— — -— — — 01 02 03 04 05 | 06 | 07 08 09
— — — — —— —— — — — n i a % tt n o I s I a ff ! Alabama 01 I I —— -
Alaska 54
— Arizona 02 • I — Arkansas 03
— California 04
— Colorado 05
— Connecticut 06
— Delaware 07
— Dist. of Col. 08
— Florida 09
— Georgia 10 = = — Hawaii 52
— Idaho 11
— Illinois 12
— Indiana 13
— Iowa 14
— Kansas 15
— Kentucky 16
— Louisiana 1 7 — Maine 18
— Maryland 19
— Massachusetts 20
— Michigan 21
— Minnesota 22
— Mississippi 23
— Missouri 24
— Montana 25
— Nebraska 26
— Nevada 27
— New Hampshire 28
— New Jersey 29 I —— -
New Mexico 30 | | —— —
New York* 31
— North Carolina 32
— North Dakota 33
— Ohio 34
— Oklahoma 35
— Oregon 36
— Pennsylvania 37
— Puerto Rico 58
— Rhode Island 38
— South Carolina 39
— South Dakota 40
— Tennessee 41
— Texas 42
— Utah 43
— Vermont 44
— Virginia 45
— Washington 48
— West Virginia 47
— Wisconsin 48
— Wyoming 49
— Virgin Islands 50
— Guam 51
— t Please complete a separate form for Texas Statistical Agent Service. ‘FA for New York rules Is applicable to classification and territories only. Note: In certain states, services may be limited by law. Rating Information Services correspond to and rules services. R9V. 1/2005

Participation Supplement —
| | | | | | | | | | | | | | Original or Revision D °"9lnal fortdpo*[1]” “» »i» uhb of insurance Line of Insurance QP Deletion ^ Revised Participation for this Line of Insurance D Deletion of this Una of MANAGEMENT PROTECTION PROGRAM ra 3DE Insurance 3 5 0
- —— — Effective Date Line Services Rules Forms Month Day Year —— —
\ Type of \ \ Participation \ State \ Services \ Filing \ \ \ Authorization \ \ \ \ lotKok 1 per itatt) ] —— —— —
^ \y\y \ A •* ‘ vw\ States \ * \ * V \ A \%« \V\\\\\\\ — —— —— — _25___L_£2_| 01 02 03 04 05 | OB j 07 1
— — — — —— —— — Alabama 01 1 1
—— —
Alaska 54 i — Arizona 02
— Arkansas 03
— California 04
— Colorado 05
— Connecticut 06
— Delaware 07
— Dist. of Col. 06
— Florida 09
— ™ Georgia 10 = ? I — Hawaii 52
— Idaho 11
— Illinois 12
— Indiana 13
— Iowa 14 ___r i —— —
Kansas 15
— Kentucky 16
— Louisiana 17
— Maine 18
— Maryland 19 =• — Massachusetts 20
— Michigan 21 ^B —— —
Minnesota 22 ^B —— —
Mississippi 23 ^B —— —
Missouri 24 ^B —— —
Montana 25 ^B —— —
Nebraska 26 =• — = u — Nevada 27
— New Hampshire 26
— New Jersey 29 i i ^B —— —— —
New Mexico 30 Et H — New York 31
— North Carolina 32
— North Dakota 33 i i ^H —— —— —
Ohio 34 ^B —— —
Oklahoma 35 ^B —— —
Oregon 36 ^| —— —
Pennsylvania 37 ^B —— —
Puerto Rico 56 ^B —— —
Rhode Island 36 ^B —— —
South Carolina 39 ^B —— —
South Dakota 40 ^B —— —
Tennessee 41 •i 1^ 4
— Texas 42
— Utah 43
— Vermont 44 ^B —— —
Virginia 45 ^B —— —
Washington 46 ^B —— —
West Virginia 47 ^B —— —
I Wisconsin 48 El • l • Rev. 1/2005 — Wyoming 49 — Virgin Islands 50
— Guam 51
— t Please complete a separate form for Texas Statistical Agent Service. Note: In certain states, services may be limited by law.

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 380 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 150 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 370 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 340 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 330 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 090 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 020 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Supplement Line Of Insurance Original Or Revision n Original Participation this Line of Insurance MARKET SEGMEMTS coDE 030 or Deletion n Revised Participation for this line of Insurance Line Services Rules Forms Effective Date Month Day Year Type of \ state \ Filing \ \ Perticipation \ Services \ Authorization \ \ (check per state) \ \ \ \ Member Subcriber Service Purchaser Loss Costs Rules forms Rules forms Statistical Agent Service States 01 02 03 04 09 08 | 07 | 08 09 Alabama 01 Alaska 54 Arizona 02 . Arkansas 03 California 04 Colorado 05 Connecticut 06 Delaware 07 Dist. of Col. 08 Florida 09 Georgia 10 Hawali 52 Idaho 11 Illinois 12 Indiana 13 Iowa 14 Kansas 15 Kentucky 16 Louisiana 17 Maine 18 Maryland 19 Massachusetts 20 Michigan 21 Minnesota 22 Mississippi 23 Missouri 24 Montana 25 Nebraska 28 Nevada 27 New Hampshire 28 New Jersey 29 New Mexico 30 New York 31 North Carolina 32 North Dakota 33 Ohio 34 Oklahoma 35 Oregon 36 Pennsyivania 37 Puerio Rico 58 Rhode Island 38 South Carolina 39 South Dakota 40 Tennessee 41 Texas 42 Utah 43 Vermont 44 Virginia 45 Washington 46 West Virginia 47 Wisconsin 48 Wyoming 49 Virgin Islands 50 Guam 51

Participation Agreement Supplement

Line of Insurance		Original or Revision or Deletion	
PERSONAL INLAND MARINE	CODE 040	☐ Original Participation for this Line of Insurance ☐ Revised Participation for this Line of Insurance ☐ Deletion of this Line of Insurance	
Effective Date	Month / Day / Year	Line Services	Rules ☐ Forms ☐

States		Type of Participation (check 1 per state): Member 01	Subscriber 02	Service Purchaser 03	State Services: Rating Information Services 04	Filing Authorization: Forms 05	Filing Authorization: Rules 06	Forms 07	Statistical Agent Service 08	Actuarial Service 09
Alabama	01									☐ This service is available on a countrywide basis only. Check box to participate.
Alaska	54									
Arizona	02									
Arkansas	03									
California	04									
Colorado	05									
Connecticut	06									
Delaware	07									
Dist. of Col.	08									
Florida	09									
Georgia	10									
Hawaii	52									
Idaho	11									
Illinois	12									
Indiana	13									
Iowa	14									
Kansas	15									
Kentucky	16									
Louisiana	17									
Maine	18									
Maryland	19									
Massachusetts	20									
Michigan	21									
Minnesota	22									
Mississippi	23									
Missouri	24									
Montana	25									
Nebraska	26									
Nevada	27									
New Hampshire	28									
New Jersey	29									
New Mexico	30									
New York	31									
North Carolina	32									
North Dakota	33									
Ohio	34									
Oklahoma	35									
Oregon	36									
Pennsylvania	37									
Puerto Rico	58									
Rhode Island	38									
South Carolina	39									
South Dakota	40									
Tennessee	41									
Texas	42									
Utah	43									
Vermont	44									
Virginia	45									
Washington	46									
West Virginia	47									
Wisconsin	48									
Wyoming	49									
Virgin Islands	60									
Guam	61									

Note: In certain states, services may be limited by law.
Rating Information Services correspond to loss/cost and rules services.

Rev. 4/2003

Participation Supplement

Line of Insurance		Original or Revision or Deletion	
PERSONAL LIABILITY	CODE 0 4 5		☐ Original Participation for this Line of Insurance ☐ Revised Participation for this Line of Insurance ☐ Deletion of this Line of Insurance
Effective Date	Month / Day / Year	Line Services	Rules ☐ Forms ☐

States		Type of Participation (check 1 per state)			State Services			Filing Authorization			
		Member	Subscriber	Service Purchaser	Loss Costs	Rules	Forms	Rules	Forms	Statistical Agent Service	Actuarial Service
		01	02	03	04	05	06	07	08	09	
Alabama	01										
Alaska	54										
Arizona	02										
Arkansas	03										
California	04										
Colorado	05										
Connecticut	06										
Delaware	07										
Dist. of Col.	08										
Florida	09										
Georgia	10										
Hawaii	52										
Idaho	11										
Illinois	12										
Indiana	13										
Iowa	14										
Kansas	15										
Kentucky	16										
Louisiana	17										
Maine	18										
Maryland	19										
Massachusetts	20										
Michigan	21										
Minnesota	22										
Mississippi	23										
Missouri	24										
Montana	25										
Nebraska	26										
Nevada	27										
New Hampshire	28										
New Jersey	29										
New Mexico	30										
New York*	31										
North Carolina	32										
North Dakota	33										
Ohio	34										
Oklahoma	35										
Oregon	36										
Pennsylvania	37										
Puerto Rico	58										
Rhode Island	38										
South Carolina	39										
South Dakota	40										
Tennessee	41										
Texas	42										
Utah	43										
Vermont	44										
Virginia	45										
Washington	46										
West Virginia	47										
Wisconsin	48										
Wyoming	49										
Virgin Islands	60										
Guam	61										

Note: In certain states, services may be limited by law.
Rating Information Services correspond to loss/cost and rules services.
*FA for New York rules is applicable to classification and territories only.

Rev. 1/2005

Participation Supplement—Instructions General Instructions Please complete a separate Participation Agreement Supplement for each line of insurance for which you need our services. Lines of Insurance The lines of Insurance serviced by ISO are: Personal Lines Commercial Lines Personal Automobile Commercial Automobile (Liability and Physical Damage) · Boiler & Machinery · Dwelling Property Crime & Fidelity Homeowners E-commerce Personal Inland Marine Farm Personal Liability Financial Institutions Commercial Property General Liability Glass Commercial Inland Marine Commercial Package Policy · Professional Liability Businessowners · Employment-Related Practices Liability · Market Segments · Commercial Umbrella · Capital Assets (Output Policy) · Management Protection Program Note: Basic Service is automatically provided to all companies participating for any Line Service or Actuarial Service. Effective Date The effective date should be a current or prospective date. Please use two- digit numerical entries for month/day/year. Format On the front of the Participation Agreement Supplement, please select: · the effective date of this participation; · the type of participation you want; · the specific services you want. On the back of the Participation Agreement Supplement, please: · identify your company/group; · have an authorized official of your company sign the form. . How to Indicate Changes If this is an original submission for this line of insurance, the form you submit to us should fully represent your entire desired participation at the date of signing. When you wish to revise an existing participation, indicate on the Participation Agreement Supplement only those items that are to be changed. If you are expanding your participation, place an (x) in the appropriate box(es). Place an (o) in the appropriate box(es) to delete any participation service. A check in the Deletion box will delete your participation for the entire line of insurance. Type of Service Please indicate the specific services you want by indicating an (x) in the appropriate boxes. The following guide may be helpful in identifying which services and products are available for each participation. Line Service — Rules —This service entitles your company to receive our multistate rules information distributed by circular and by manual. Over Rev. 1/2005

Participation Supplement—instructions (cont’d) Type of Service . Line Service — Forms —This service entitles your company to receive our multistate forms information distributed by circular and by forms portfolio manual. • State Service — Rating Information Services This service entitles your company to receive our advisory loss costs and rules information for the specific state(s) selected. A company must also be participating for Line Service — Rules and State Service — Rules in order to obtain this service. — Forms This service entitles your company to receive our forms information for the specific state(s) selected. A company must also be participating for Line Service — Forms in order to obtain this service. Filing Authorization This service authorizes ISO to file its Rules and/or Forms on your behalf and is available only to those Member and Subscriber companies also participating for the corresponding State Services. In addition to completing the appropriate columns on this Participation Agreement Supplement, please complete a Filing Authorization Form. Central Distribution — Forms Central Distribution — Forms entitles companies to order multiple copies of ISO’s forms and endorsements. Statistical Agent Service This service authorizes ISO to act as your company’s statistical agent. ISO’s Statistical Division will contact you with pertinent instructions and eligibility requirements for the various types of statistical plans, and will assist you in selecting the most practical plan available to suit your needs. Actuarial Service For all lines of insurance, you must also participate for Line Service — Rules in order to obtain Actuarial Service. The Actuarial Service participation is a single countrywide participation per line, although both countrywide and state information is supplied. Check the box at the top of the appropriate column to participate for this service. Manuals and Circulars Please complete and return the appropriate order forms in order to receive ISO’s manual and circular services. Please feel free to contact ISO Customer Service at 1-800-888-4476 option 2 if you require assistance in ordering any of our products. Return Address Please return your completed Participation Agreement Supplements to: ISO Customer Service 545 Washington Boulevard Jersey City, NJ 07310-1686 Questions If you have any questions about the completion of these forms, or about your company’s ISO participation, please feel free to contact Customer Service at 1-800-888-4476, Option 2 or Fax: (201) 748-1472. Rev. 11/2004

INSURANCE SERVICES OFFICE, INC. Participation Supplement—Texas: Instructions General Instructions Please complete this supplement for all companies writing business in Texas. If you have not already done so, you must also execute the ISO Master Agreement. How to Complete This Form 1. On the first page of the Participation Supplement Texas, please identify your company name, NAIC company number and NAIC group number, and company IRD #. 2. For each line of insurance for which you write business in Texas, please select the reporting option you want as indicated in the appropriate sections. 3. On the back page of the Participation Supplement Texas, please have an authorized official of your company sign the form, and complete remaining information on the back page. 4. One supplement can be used for several companies ONLY if the information is identical for all companies listed. All companies for which participation information applies should be listed on the back page. Separate supplement forms are needed for each company with unique statistical reporting information. How to Indicate Changes If this is an original submission, the form you submit should fully represent your reporting options for all commercial lines you write in Texas. If you need to make a revision to any selection, expand into new lines of insurance, or delete a prior selection (if you no longer write that type of insurance), place an (x) in the appropriate box(es). A check mark in the Delete box indicates your company no longer writes that line of insurance. In all cases, the deletion of a line of insurance requires an exemption from the Texas Department of Insurance (TDI). To add or delete a company from your group, please indicate on the back page. Statistical Reporting Date This date should identify the earliest quarter/year when data will be submitted to ISO. Return Address Please return your completed Participation Supplement Texas to: Insurance Services Office, Inc. Customer Service Division 545 Washington Boulevard Jersey City, NJ 07310-1686 Questions If you have any questions about the completion of this form, please feel free to contact our Customer Service Division at (800) 888-4476 opt. 2. Fax: (201)748-1472.

INSURANCE SERVICES OFFICE, INC.
Participation Supplement—Texas TEXAS COMMERCIAL LINES STATISTICAL AGENT SERVICE Service Purchaser Participation Name of Group/Co.: NAIC Group#: Original or Revision Original Participation NAIC Company *: ...................... Revised Participation IRD#:
Insurers may report under the format of ISO’s amended Commercial Statistical Plan for Texas (CSP Plus) or the format of the Texas Commercial Lines Statistical Plan (TCLSP). For Liability, Property, Businessowners, Commercial Automobile and Miscellaneous Commercial, data reported under CSP Plus may be utilized in ISO loss cost development at each insurer’s option. If you give ISO permission to utilize the data you report under CSP Plus in our loss cost development, the ISO statistical reporting credit program will be applicable to the data. Data reported under TCLSP is not utilized in ISO loss cost development and therefore is not eligible for a statistical reporting credit.
Please indicate the line categories for which you will report Texas commercial statistical data, and whether the data can be utilized in ISO loss cost development, by checking all appropriate boxes:
LINES OF INSURANCE LIABILITY General Liability code 100
Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Vendor (if applicable): (e.g., TICO)

Medical Professional Liability code 150
Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format Vendor (if applicable): (e.g., TICO) COMMERCIAL PROPERTY code 090
Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Vendor (if applicable):(e:g., TICO)

BUSINESSOWNERS code 130
Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format Vendor (if applicable): (e.g.,TICO) COMMERCIAL AUTOMOBILE code 050
Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).
Add/New Delete Change format
Vendor (if applicable):(e.g., TICO)

MISCELLANEOUS COMMERCIAL

☐ **Boiler & Machinery** **code 060**

Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

☐ Vendor (if applicable): ______________________(e.g., TICO)

☐ **Burglary and Theft** **code 070**

Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

☐ Vendor (if applicable): ______________________(e.g., TICO)

☐ **Glass** **code 110**

Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

☐ Vendor (if applicable): ______________________ (e.g., TICO)

☐ **Commercial Inland Marine** **code 120**

Data will be reported in CSP Plus format. Data may be utilized in ISO loss cost development (data is eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in CSP Plus format. Data may not be utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in TCLSP format. Data reported in this format is not utilized in ISO loss cost development (data is not eligible for the ISO statistical reporting credit program).

☐ Add/New ☐ Delete ☐ Change format

☐ Vendor (if applicable): ______________________ (e.g., TICO)

FIDELITY & SURETY **code 310**

☐ **Monoline**

☐ **Package**

Data will be reported in CSP Plus format.

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in TCLSP format.

☐ Add/New ☐ Delete ☐ Change format

☐ Vendor (if applicable): ______________________ (e.g., TICO)

MISCELLANEOUS PERSONAL **code 200**

☐ **Personal Theft**
☐ **Personal Inland Marine**
☐ **Personal Glass**
☐ **Personal Liability**

Data reported under the miscellaneous personal coverages line category is for Texas Commercial Lines Statistical Agent Service requirements only. Companies participating for ISO personal lines data reporting must continue to also report this data under the applicable ISO statistical plan and reporting requirements.

Data will be reported in CSP Plus format.

☐ Add/New ☐ Delete ☐ Change format

Data will be reported in TCLSP format.

☐ Add/New ☐ Delete ☐ Change format

☐ Vendor (if applicable): ______________________ (e.g., TICO)

Participation Supplement – Texas (cont'd)

Agreement

This participant, as a Service Purchaser of Insurance Services Office, Inc., agrees to abide by the provisions of the Participation Supplement executed by the participant.

Authorized Official

Signature

Name

Title

Statistical Reporting Date (earliest quarter/year when data will be submitted)

Group Name (if applicable) and NAIC Group Number

If changing groups, indicate old NAIC Group #: ____________ and then new NAIC Group #: ____________

Company(ies) for which all participation information on this form applies and for which signer is authorized to act

- **Separate Supplemental Forms are needed for each company with unique statistical reporting information.**
- **Check Add or Delete box if adding/deleting company from group entirely.**

Company Name	NAIC Co. #	Add	Delete
		☐	☐
		☐	☐
		☐	☐
		☐	☐
		☐	☐
		☐	☐
		☐	☐
		☐	☐
		☐	☐

Home Office Address	Statistical Contact
Street Address/P.O. Box	
City/State/Zip	
Telephone No.	Telephone No.
Fax No.	Fax No.
E-mail	E-mail

Date Form Completed

Return to

Insurance Services Office, Inc.
Customer Service Division
545 Washington Boulevard
Jersey City, NJ 07310-1686

8/03

PARTICIPATION SUPPLEMENT

Description: This participant, as a Member, Subscriber, or Service Purchaser of Insurance Services Office, Inc., agrees to abide by the provisions of the Master Agreement executed by the participant.

Delivery: ☐ **Standard ISOnet Internet delivery**. A password is required. Each sign-on and password may be used only by one authorized individual. ISO will establish access based on your company's level of Participation. A registration key, with unlimited seats, will be provided so you can access the following products via ISOnet:

- Commercial Lines Manual (including Motor Carrier Digest)
- Personal Lines Manual (including the Microsoft Word download)
- Circulars
- Forms
- FIRST
- Legislative Monitoring
- Multi-Line Class Table

☐ **Participation Plus Customer.** (Electronic Delivery Fee and Term Do Not Apply)

Electronic Delivery Fee: ____________________% (plus applicable taxes)

Term: ____________________

Group Name (if applicable): ____

Company(ies) for which all participation information on this form applies and for which signer is authorized to act:

____

____

____

____

____

____

Home Office Address: ____
Street Address/P.O. Box

____
City/State/ZIP

Signature: ____________________

Print Name: ____________________ Name of Reg Key Coordinator: ____________________

Title: ____________________ Title: ____________________

Email: ____________________ Email: ____________________

Phone Number: ____________________ Phone Number: ____________________

Date: ____________________

☐Revised

PARTICIPATION SUPPLEMENT
FOR
CHANGES TO PARTICIPATION

Description: This participant, as a Member, Subscriber, or Service Purchaser of Insurance Services Office, Inc., agrees to abide by the provisions of the Master Agreement executed by the participant.

Group Name (if applicable): ______________________________

Company(ies) for which all participation information on this form applies and for which signer is authorized to act:

____

____

____

____

____

____

Home Office Address: ______________________________
Street Address/P.O. Box

____
City/State/ZIP

Signature: ______________________________

Print Name: ______________________________

Title: ______________________________

Email: ______________________________

Phone Number: ______________________________

Date: ______________________________

☐Revised

ISO

Filing Authorization Form

Do not send this letter to the New York State Insurance Department.
Please send it to:
ISO
Customer Service
545 Washington Boulevard
Jersey City, NJ 07310-1686

Effective Date

Month	Day	Year

To the Commissioner of Insurance:

You are hereby authorized to accept as filed on behalf of the undersigned MEMBER or SUBSCRIBER of INSURANCE SERVICES OFFICE, INC., such material specified on this form related to Classifications, Rules, Rating Plans and Rules, Policy Forms and Endorsements and any information pertaining thereto, which are filed in your office by Insurance Services Office, Inc. with respect to one or more kinds of insurance, subdivisions and kinds of insurance or classes of risks, or any part of combination of the foregoing for which the undersigned is now or hereafter licensed to transact business.

This Filing Authorization shall be deemed amended to the extent that any filing is made in your office directly by the undersigned company and is inconsistent with the filing of said Insurance Services Office, Inc.

This Filing Authorization replaces any authorization currently in your office on behalf of the undersigned company and may be revoked or amended at any time by such action as specifically set forth or by notification to your office by the undersigned company or by Insurance Services Office, Inc.

Signature of Official

Typed Name and Title of Official

E-mail Address

Name of Company

Home Office Street Address

City State ZIP

Rev. 10/2004

Filing Authorization Form — Instructions

General

If your company is participating in ISO as a Member or Subscriber for one or more State Services and you wish to grant ISO filing authorization, this form must be completed for all applicable jurisdictions.

Please complete:

- the filing authorization columns of the Participation Agreement Supplement, and
- this Filing Authorization Form

Limitations

New York
If you intend to authorize ISO to make filings on your behalf in the State of New York, you must complete the Filing Authorization Form from the State of New York.

General
ISO cannot file on your behalf in certain jurisdictions for certain lines of insurance. These jurisdictions and lines of insurance are blacked out on the chart inside this form. For additional limitations, see the Participation Agreement Supplement for each line of insurance.

Format

On this page are general instructions concerning the Filing Authorization Form.

On the center pages are:

- a section for you to indicate the effective date of this form;
- a chart to identify what lines you authorize us to file on your behalf and in what states; and
- a section for you to indicate any exceptions to this authorization.

Revisions

Once the filing authorization has been established, you may make any subsequent changes to filing authorization for a line of insurance and state by sending ISO a Filing Authorization Change Letter.

Return to

DO NOT SEND THIS FORM TO ANY INSURANCE DEPARTMENT!

Please send this completed Filing Authorization Form to:
ISO
Customer Service
545 Washington Boulevard
Jersey City, New Jersey 07310-1686

ISO will maintain the original Filing Authorization Form in its files. A photocopy of the form will be sent to the appropriate insurance department(s).

Over

FilingAuthorizationFormEffectiveDalePleaseIndicatethedatayouwishthisfilingAuthorizationtobeeffective Thisdateshouldbecurrentorprospective.AuthorizationCodesInsertthecodesfistedbelowIntheappropriateboxo fthechart,i.e.,byState,andTypesorKindsofInsurance:2.Rules6.Rules,Forms4.FormsExceptions.Exceptionsfo rRingAuthorizationshouldbeIndicatedInthespaceprovidedbelow.Indicatetheline,thanthestate.Ifappropriat e,followedbyadescriptionoftheexception(e.g..“ProfessionalLiability—allstates—wewillliteourownlawye r’sprofessionalliabilityrulesandforms”).EffectiveDateForISOUseOnlyAlabamaAlaskaDelawareDist.ofColumb iaHawaiidoholowakansaskentuckylousianaMaineMarylandpenesliviamississippijgSl^.1,.i£aNorthCorolinaohi ooregonPenesyeviautahVermontVirginiaWashingtonWestvirginiawisconsinThesenotesapplyunlesslimitedbyane xceptiontoStagauthority:HomeownorsincludesMobHehome:FarmInsuranceIncludesFarmCombinationCoverage.For mProperly,Farmliability,andFarmIntendMarina:andCommercialMultipleLineincludestheCommercialPackagePol icyProgramandtheBusinessownersProgram.